Exhibit 10.3

Amendment No. 3 To Third Amended And Restated Loan Program Agreement

This Amendment No. 3 to the Third Amended and Restated Loan Program Agreement (this “Amendment”) is entered into as of May 25, 2021 by and between Upstart Network, Inc., a Delaware corporation (“UNI”) and Cross River Bank, a New Jersey state-chartered bank (“Bank”), and amends the Third Amended and Restated Loan Program Agreement dated as of January 1, 2019 between Bank and UNI (“Loan Program Agreement”).

Recitals:

Whereas, pursuant to that Loan Program Agreement, as amended by a certain Amendment No. 1 to the Third Amended and Restated Loan Program Agreement, dated as of November 20, 2019, and by a certain Amendment No. 1 to the Third Amended and Restated Loan Program Agreement, dated as of November 25, 2020 (the “2020 Amendment”), UNI is providing Bank with certain loan origination assistance services; and

Whereas, UNI and Bank desire to amend the Loan Program Agreement to provide for certain modifications to the terms thereof and resolve a numbering inconsistency in the 2020 Amendment.

Now, Therefore, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Agreement:

Section 1. Defined Terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Loan Program Agreement.

Section 2. Effective Date.

This Amendment shall be effective as of the date first set forth above.

Section 3. Amendments.

Section 3.1. Exhibit A of the Loan Program Agreement is amended and restated in its entirety to read as follows:

“EXHIBIT A

Fees and Eligible States

Origination Assistance Fees

The “Origination Assistance Fee” shall, for each Auto Loan, refer to the Auto Loan Origination Assistance Fee and, for each other Loan, refer to the Personal Loan Origination Assistance Fee.

The Personal Loan Origination Assistance Fee shall be equal to the sum of two separate origination-related fees that are collected by Bank from the Borrower: (1) a “Platform Fee” and (2) a “Referral Services Fee.”

The Platform Fee for each Loan not constituting an Auto Loan shall be equal to [***] of the original principal balance of each such Loan, unless UNI and Bank have agreed to a lesser percentage in accordance with the Program Guidelines and as set forth in each Funding Statement, in which case the Platform Fee shall be equal to such lesser percentage mutually agreed to by the parties.

The Referral Services Fee for each Loan not constituting an Auto Loan, if any, shall be equal to [***] above the Platform Fee for such Loan that UNI and Bank have agreed to be passed through to the Borrower in accordance with the Program Guidelines for such Loan and as set forth in each Funding Statement.

The Auto Loan Origination Assistance Fee shall, for each Auto Loan, be equal to the sum of [***] of the original principal balance of the relevant Auto Loan, plus the amount [***] collected by Bank from Borrower; or any other amount as may be agreed by the parties.

Eligible States

Each Loan and Auto Loan under the Program shall be made by Bank in the jurisdictions permitted under the Program Guidelines only.”

Section 3.2. Reference to the 2020 Amendment is amended by deleting “No. 1” and inserting “No. 2” in lieu thereof.

Section 4. Effect On The Loan Program Agreement.

(a) Upon this Amendment becoming effective, each reference to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Loan Program Agreement, shall mean and be a reference to the Loan Program Agreement as modified by this Amendment.

(b) This Amendment is not intended to create, nor does it create and shall not be construed to create, a partnership or joint venture or any other common association for profit between Bank and UNI.
*** Certain information has been excluded from this amendment because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Section 5. Execution In Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or otherwise transmitted or communicated by email shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Headings.

Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 7. Entire Agreement.

The Loan Program Agreement, as amended herein, is ratified, approved and confirmed in each and every respect, and constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of the Loan Program Agreement and this Amendment, the provisions of this Amendment shall control and govern.

Section 8. Successors And Assigns.

This Amendment shall be binding on and shall inure to the benefit of UNI and Bank and their respective successors and assigns.

Section 9. Miscellaneous.

The provisions contained in Section 10.3 (Governing Law; Arbitration) of the Loan Program Agreement are incorporated herein by this reference and shall govern this Amendment.

[Signature Pages Follow]

In Witness Whereof, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

UPSTART NETWORK, INC.

By: /s/ Paul Coury___________________
Name: Paul Coury
Title: Legal Counsel

CROSS RIVER BANK

By: /s/ Gilles Gade___________________
Name: Gilles Gade
Title: President and Chief Executive Officer

By: /s/ Arlen Gelbard_________________
Name: Arlen Gelbard
Title: EVP, General Counsel

[Signature Page To Amendment No. 3 To Third Amended And Restated Loan Program Agreement]